Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 2

TO

EXCHANGE AGREEMENT

This AMENDMENT NO. 2 TO EXCHANGE AGREEMENT, dated as of September 13, 2017 (this “Amendment”), is made by and among Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P. (collectively, the “Carlyle Holdings Partnerships”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Exchange Agreement (as defined below).

WHEREAS, the parties hereto previously entered into the Exchange Agreement, dated as of May 2, 2012 (as amended by Amendment No. 1, dated as of November 2, 2016, the “Exchange Agreement”), among the Carlyle Holdings Partnerships, Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings I GP Inc., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings II GP L.L.C., Carlyle Holdings III GP L.P., Carlyle Holdings III GP Sub L.L.C., Carlyle Holdings II Sub L.L.C. and the Carlyle Holdings Limited Partners from time to time party thereto;

WHEREAS, pursuant to Section 3.2(a) of the Exchange Agreement this Amendment may be entered into by the Carlyle Holdings Partnerships without the consent of any Carlyle Holdings Limited Partner or any other Person; and WHEREAS, each of the Carlyle Holdings Partnerships deems it advisable to amend the Exchange Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and in the Exchange Agreement, the parties to this Amendment agree as follows:

ARTICLE I

AMENDMENT

1.1 Amendments.

(a) Section 1.1 of the Exchange Agreement is hereby amended as follows:

(i) By inserting the following definitions, in proper alphabetical order:

“Carlyle Holdings I Partnership Agreement” means the Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings I, as it may be amended, supplemented or restated from time to time.

“Carlyle Holdings II Partnership Agreement” means the Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings II, as it may be amended, supplemented or restated from time to time.

“Carlyle Holdings III Partnership Agreement” means the Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings III, as it may be amended, supplemented or restated from time to time.

(ii) By replacing the definition of “Carlyle Holdings I Partnership Units” in its entirety with the following:

“Carlyle Holdings I Partnership Units” means the Class A Units (as defined in the Carlyle Holdings I Partnership Agreement) of Carlyle Holdings I, issued pursuant to the Carlyle Holdings I Partnership Agreement. The Carlyle Holdings I General Partner may from time to time in its sole discretion designate units of partnership interest of any other class or series in Carlyle Holdings I as Carlyle Holdings I Partnership Units for purposes of this Agreement, in which case “Carlyle Holdings I Partnership Units” shall also mean the units of partnership interest of any class or series so designated.

(iii) By replacing the definition of “Carlyle Holdings II Partnership Units” in its entirety with the following:

“Carlyle Holdings II Partnership Units” means the Class A Units (as defined in the Carlyle Holdings II Partnership Agreement) of Carlyle Holdings II, issued pursuant to the Carlyle Holdings II Partnership Agreement. The Carlyle Holdings II General Partner may from time to time in its sole discretion designate units of partnership interest of any other class or series in Carlyle Holdings II as Carlyle Holdings II Partnership Units for purposes of this Agreement, in which case “Carlyle Holdings II Partnership Units” shall also mean the units of partnership interest of any class or series so designated.

(iv) By replacing the definition of “Carlyle Holdings III Partnership Units” in its entirety with the following:

“Carlyle Holdings III Partnership Units” means the Class A Units (as defined in the Carlyle Holdings III Partnership Agreement) of Carlyle Holdings III, issued pursuant to the Carlyle Holdings III Partnership Agreement. The Carlyle Holdings III General Partner may from time to time in its sole discretion designate units of partnership interest of any other class or series in Carlyle Holdings III as Carlyle Holdings III Partnership Units for purposes of this Agreement, in which case “Carlyle Holdings III Partnership Units” shall also mean the units of partnership interest of any class or series so designated.

(b) Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties under the Exchange Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Exchange Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Exchange Agreement specifically referred to herein. After the date hereof, any reference to the Exchange Agreement shall mean the Exchange Agreement, as amended by this Amendment.

ARTICLE II

MISCELLANEOUS

2.1 Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

2.2 Applicable Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CARLYLE HOLDINGS I L.P.

By:	Carlyle Holdings I GP Sub L.L.C., its general partner

	By:	Carlyle Holdings I GP Inc., its sole member

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer

CARLYLE HOLDINGS II L.P.

By: Carlyle Holdings II GP L.L.C., its general partner

	By:	The Carlyle Group L.P., its sole member

		By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer

CARLYLE HOLDINGS III L.P.

By:	Carlyle Holdings III GP Sub L.L.C., its general partner

	By:	Carlyle Holdings III GP L.P., its sole member

By: Carlyle Holdings III GP Management L.L.C., its general partner

By: The Carlyle Group L.P., its sole member

By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Curtis L. Buser
Name: Curtis L. Buser
Title: Chief Financial Officer